U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                AMENDMENT NO. 1

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 5, 2001



                              HADRO RESOURCES, INC.
         ---------------------------------------------------------------
        (Exact Name of Small Business Issuer as Specified in its Charter)

                                     NEVADA
               ---------------------------------------------------
              (State or other Jurisdiction as Specified in Charter)



         00-25579                                        87-0571853
 ----------------------                      ----------------------------------
(Commission file number)                    (I.R.S. Employer Identification No.)



                                 50 West Liberty
                                    Suite 880
                               Reno, Nevada 89501
                     --------------------------------------
                    (Address of Principal Executive Offices)

                                 (702) 433-5250
                            -------------------------
                           (Issuer's telephone number)

Item 1. Changes in Control of Registrant

     (a) On August 29, 2001, a share purchase and sale agreement (the "Agreement") between Hadro Resources, Inc., a Nevada corporation (the "Company") and U. S. Oil and Gas Resources, Inc., a public corporation organized under the laws of British Columbia, Canada ("U.S. Oil & Gas") was consummated resulting in the acquisition by the Company from U. S. Oil & Gas of three registered operating subsidiaries of U. S. Oil & Gas as follows: Oakhill Energy Inc., Thor Energy Inc. and O.J. Oil & Gas Inc. In accordance with the terms of the Agreement, the Company agreed to issue to U. S. Oil & Gas 10,000,000 shares of its restricted common stock as consideration for the acquisition of the operating subsidiaries. The shares of common stock were issued by the Company at approximately $0.33 per share for an aggregate consideration price of $3,300,000. The issuance of the 10,000,000 shares of common stock to U. S. Oil & Gas represents approximately 42.10% of the issued and outstanding shares of common stock and, therefore, resulted in a change in control of the Company.

     (b) As a result of the issuance to U. S. Oil & Gas of the 10,000,000 shares of common stock, which represents approximately 42.10% of the issued and outstanding shares of common stock, there was a change in control of the Company. The following table sets forth the name and address, as of the date of this Report, and the approximate number of shares of common stock owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the Company's common stock, and the name and shareholdings of each officers and director, and all officers and directors as a group.

------------------------------------------------------------------------------------------
Title of Class          Name and Address of               Amount and Nature    Percent of
                         Beneficial Owner                     of Class            Class
------------------------------------------------------------------------------------------
(1) Common Stock        U. S. Oil & Gas Resources Inc.       10,000,000           42.10%
                        1055 Dunsmuir Street
                        Vancouver, British Columbia
                        Canada V7X 1G4

(1) Common Stock        Alexander W.Cox                       2,057,800            8.7%
                        428 - 755 Burrard Street
                        Vancouver, British Columbia
                        Canada V6Z 1X6

(1) Common Stock        Tri Star Financial Corp.              5,250,000           22.10%
                        435 Martin Street
                        Suite 2000
                        Blaine, Washington 98320

Common Stock            All officers and directors              250,000            0.01%
                        as a group (3 persons)
------------------------------------------------------------------------------------------
   (1)
     These are restricted shares of Common Stock.


Items 2, 3, 4, 5, 6 and 8 not applicable.

Item 7. Financial Statements and Exhibits.

        (a) Financial Statements of Businesses Acquired.

            Not Applicable.

        (b) Pro Forma Financial Information.

            Not Applicable.

        (c) Exhibits.

            Not Applicable.



                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            HADRO RESOURCES, INC.


Date:  December 11, 2001                    By:  /s/  Grant Atkins
                                               --------------------------------
                                                      Grant Atkins, President